UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 25, 2005
                -----------------------------------------------
                Date of Report (Date of earliest event reported):


                            NEW FRONTIER ENERGY, INC.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)


          Colorado                        0-50472               84-1530098
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                            5632 S. Spotswood Street
                               Littleton, CO 80120
                     --------------------------------------
                    (Address of principal executive offices)


                                 (303) 730-9994
               --------------------------------------------------
               Registrant's telephone number, including area code:

                                 Not Applicable.
                                 ---------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     Effective February 25, 2005, Raymond McElhaney and Bill M. Conrad each resigned as Directors of New Frontier Energy, Inc. (the "Corporation"). Mr. McElhaney and Mr. Conrad have served as members of the board of directors since the Company's inception.










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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 25, 2005         NEW FRONTIER ENERGY, INC.

                                 By: /s/ Les Bates
                                     -----------------------------------------
                                     Treasurer, Chief Accounting and
                                     Financial Officer, Secretary and Director









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